[GRAPHIC OF FLAGS OMITTED]

                         THE GABELLI GLOBAL GROWTH FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
               --------------------------------------------------
                        (GRAPHIC OF FIVE STARS OMITTED)
               --------------------------------------------------
                   MORNINGSTAR RATED(TM) GABELLI GLOBAL GROWTH
                   FUND 5 STARS OVERALL AND FOR THE THREE AND
                      FIVE-YEAR PERIOD ENDED 06/30/00 AMONG
               3642 AND 2328 DOMESTIC EQUITY FUNDS, RESPECTIVELY.
               --------------------------------------------------


               --------------------------------------------------
                                #1 GLOBAL FUND!
               --------------------------------------------------
                        LIPPER INC. RANKED GABELLI GLOBAL
                     GROWTH FUND #1 FOR THE FIVE-YEAR PERIOD
                     ENDED 06/30/00 AMONG 106 GLOBAL FUNDS.
               --------------------------------------------------

TO OUR SHAREHOLDERS,

      In 1999, the Fund excelled in what investment pundits christened the "TMT" (Technology, Media, Telecommunications) stock market. In the second quarter of 2000, "TMT" fizzled. Technology stocks corrected sharply and media and telecommunications stocks drifted lower. After recent years' exceptionally strong performance, the Fund took a small step back as we saw widespread profit taking in all sub-sectors of the multimedia industry.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Global Growth Fund (the "Fund") Class AAA Shares' net asset value declined 13.50%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 3.81% and 4.73%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 39.61% over the trailing twelve-month period. The Morgan Stanley World Free Index and Lipper Global Fund Average rose 12.37% and 21.96%, respectively, over the same twelve-month period.

      For the five-year period ended June 30, 2000, the Fund's total return averaged 33.59% annually, versus average annual total returns of 16.62% and 17.03% for the Morgan Stanley World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through June 30, 2000, the Fund had a cumulative total return of 380.00%, which equates to an average annual total return of 27.77%.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Lipper Inc. ranked The Gabelli Global Growth[REGISTRATION MARK] Fund 7 among 256 global funds for the one year period ended December 31, 1999. Lipper rankings are based upon one, three and five-year total returns at NAV.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                           Quarter
                                                  -----------------------------------------
                                                    1st        2nd         3rd        4th           Year
                                                    ---        ---         ---        ---           ----
  2000:   Net Asset Value ...................     $36.37      $31.46        --          --            --
          Total Return ......................       3.4%      (13.5)%       --          --            --
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................     $20.33      $23.52      $24.91     $35.17        $35.17
          Total Return ......................      19.7%       15.7%        5.9%      47.4%        116.1%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................     $16.45      $17.39      $15.17     $16.99        $16.99
          Total Return ......................      15.2%        5.7%      (12.8)%     21.4%         28.9%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $11.79      $13.72      $15.02     $14.28        $14.28
          Total Return ......................       0.3%       16.4%        9.5%      10.9%         41.7%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $12.57      $13.40      $13.22     $11.75        $11.75
          Total Return ......................       7.3%        6.6%       (1.3)%     (0.3)%        12.5%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................     $10.62      $11.28      $12.30     $11.72        $11.72
          Total Return ......................       3.6%        6.2%        9.0%      (1.8)%        17.9%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...................      $9.90       $9.97      $10.54     $10.25        $10.25
          Total Return ......................      (1.0)%(b)    0.7%        5.7%      (2.8)%         2.5%(b)
-------------------------------------------------------------------------------------------------------------


                  Dividend History
------------------------------------------------------
Payment (ex) Date  Rate Per Share   Reinvestment Price
-----------------  --------------   ------------------
December 27, 1999       $1.465           $33.50
December 28, 1998       $1.385           $16.56
December 31, 1997       $2.370           $14.28
December 31, 1996       $1.436           $11.75
December 29, 1995       $0.363           $11.72

----------------------------------------------------
    Average Annual Returns (Class AAA Shares)
    -----------------------------------------
              June 30, 2000 (a)
              -----------------
1 Year .................................      39.61%
5 Year .................................      33.59%
Life of Fund (b) .......................      27.77%
----------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 7, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the second quarter ended June 30, 2000, The Gabelli Global Growth Fund Class A Shares, Class B Shares and Class C Shares had total returns of (13.50)%, (13.53)% and (13.53)%, respectively (excluding the effect of the applicable sales charge). The Class A Shares, Class B Shares and the Class C Shares ended the second quarter with net asset values of $31.46, $31.44 and $31.44, respectively.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTAITON OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         HOLDINGS BY GEOGRAPHIC REGION - 6/30/00

         United States ..................  41.1%
         Europe .........................  28.9%
         Japan ..........................  17.6%
         Canada .........................   6.7%
         Asia/Pacific Rim ...............   5.0%
         Latin America ..................   0.7%


THE COUCH POTATO SPROUTS TO GLOBAL GROWTH

      The Fund's primary objective is capital appreciation achieved through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth.

      We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we like growth and therefore look to businesses involved in the ever-evolving communication revolution. Looking forward, we continue to believe that the dominant companies of tomorrow will be conducting a major portion of their business via the Internet within the next five years. In anticipation of this period of revolutionary change, we have changed the name of the Fund from The Gabelli Global Interactive Couch Potato Fund to The Gabelli Global Growth Fund.

      Our vision, as well as your vision and commitment as investors, have been grandly rewarded. Investors continued to enjoy excellent investment returns this quarter, as the interactive revolution maintained its strength. We formed the Fund in 1994, believing that we were entering a period of accelerated growth globally. The investment objective of the Fund will remain the same, and while we are saddened to bid farewell to the original name, keep in mind that it is only a name.

COMMENTARY

A WELL EARNED NAP

      Although we saw isolated earnings disappointments, multimedia companies generally met or exceeded earnings expectations from the first quarter of 2000. So why did investors suddenly lose interest in one of the best performing industry sectors in recent years? The answer is a combination of valuations and a reversal in investor sentiment. The stock prices of leading multimedia companies had become somewhat extended relative to trailing earnings and short-term earnings projections. Justifiably, investors began to worry that these stocks were ahead of themselves. Additionally, the fear spawned by the sharp technology stock correction spilled over into other top performing groups, including multimedia.

      With the rise of momentum investing--buying stocks simply because they are going up in price--stocks in spotlight industries such as technology and multimedia will periodically become overvalued and vulnerable to a correction. We tend to ignore this kind of short term market commotion. We want to own good businesses with the potential to grow in value over the long term. As long as our portfolio holdings are living up to our fundamental expectations, we are willing to tolerate short-term market turbulence.

      We do not see any change in what we believe to be a very bright outlook for quality companies in multimedia businesses. The Interactive Age is still in its infancy. Going forward, quality distribution (wired and wireless telecommunications systems as well as cable television and broadcast networks) and information and entertainment content (publishers and film and television production companies) will be among the world's most prized assets.

      Multimedia stocks may continue to tread water over the short term. However, ongoing consolidation in the industry should produce headlines that reawaken investor interest in the sector and help multimedia stocks regain momentum in the year ahead.

THE SCORECARD

      Over the past several years, we have had a terrific portfolio batting average, enhanced by the buoyant multimedia stock market. This quarter, in a market that has temporarily abandoned almost everything with a multimedia label, we struck out much more than we reached base safely.

      Other than the generally poor performance of our telecommunications holdings, especially wireless communications stocks, there was no discernible industry group pattern among our winners and losers. Some of our broadcasting company holdings performed well (Young Broadcasting, Chris-Craft and Audiofina). Some performed poorly (Ackerley Group and Nippon Broadcasting). Our largest cable television holding (Cablevision) produced a double digit return, but other cable investments (NTL and UnitedGlobalCom) disappointed. Among the multimedia giants, Viacom excelled while News Corp. and Time Warner languished. This pattern repeated itself through virtually all of the multimedia sub-sectors represented in the portfolio.

THE NEXT BIG MEDIA DEAL

      The partnering of Viacom/CBS, AOL/Time Warner, Vivendi/Canal Plus/Seagram, and Liberty Media Group/UnitedGlobalCom show that media industry mergers marrying content to distribution are accelerating. There are still plenty of attractive singles looking to partner up and the band is not ready for a break. The big multimedia wolves are there, with News Corp.'s Rupert Murdoch circling the dance hall, Viacom's Sumner Redstone and Mel Karmazin positioned by the punch bowl, and AOL/Time Warner's Steve Case and Gerald Levin and Liberty
Media's John Malone catching their breath by the bandstand. Look, there's Chris-Craft's Herb Siegel snapping his fingers and looking like he's finally ready to cut the rug with somebody. And off in the corner is NBC's Bob Wright, wondering if GE's Jack Welch will set him free to pursue another liaison. USA Network's Barry Diller, is flirting with everyone while trying to decide on the appropriate partner. The whole place is aflutter with the rumor that AT&T's Michael Armstrong may be showing up later.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2000.

AUDIOFINA (AUDK.LU - $128.89 - LUXEMBOURG STOCK EXCHANGE) is a Luxembourg-based European entertainment company. The company controls 49.85% of CLT-UFA, which owns 22 television channels with 120 million daily viewers and 18 radio stations with 25 million daily listeners. CLT-UFA also holds the broadcasting and marketing rights to numerous European sports teams. The recent agreement merging Pearson plc's television assets with CLT-UFA will strengthen the company's position globally.

BELL ATLANTIC CORP. (BEL - $50.8125 - NYSE),  following its merger with GTE (GTE
- $62.25 - NYSE), has been renamed Verizon Communications (VZ - NYSE). VZ becomes the largest domestic provider of wireline communications, with 95 million access line equivalents. Verizon is also the largest domestic wireless carrier, with about 25 million subscribers, and is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL, GTE and Vodafone AirTouch (VOD - $41.4375 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless, which will reach more than 90% of the U.S. population. VZ is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

CITIZENS COMMUNICATIONS CO. (CZN - $17.25 - NYSE), will soon become the country's largest independent local exchange carrier once it completes several acquisitions of over 2 million access lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, CZN will reposition itself as a pure telecommunications company. CZN also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $18.6875 - NASDAQ), with fiber optic networks covering the Western part of the U.S.

FURUKAWA ELECTRIC CO. LTD. (5801.T - $20.88 - TOKYO STOCK EXCHANGE) manufactures electric wire and cable, light metals, and optical-fiber cables. The company also provides related services, including installation. Furukawa is currently expanding into superconductor wire and optical transmission, network systems and devices. The company has a significant stake in JDS Uniphase (JDSU - $119.875 - NASDAQ), a Canadian optical equipment manufacturer.

LIBERTY MEDIA GROUP (LMG'A - $24.25 - NYSE), owned by AT&T Corp. (T - $31.6245 -
NYSE), is engaged in businesses which provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

NIPPON BROADCASTING SYSTEM INC. (4660.T - $61.5485 - TOKYO STOCK EXCHANGE) is the top listener-rated AM radio broadcaster in Japan, and also operates a music subsidiary, Pony Canyon. Nippon distributes its content through the Internet, digital satellite, mobile Internet and terrestrial means. The company is also a large shareholder of Fuji Television.

SEAGRAM CO. (VO - $58.00 - NYSE) operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.625- NASDAQ). On June 20th, Seagram, Vivendi and Canal Plus agreed to merge, creating a fully integrated global media and communications company for the wired and wireless world.

TELEPHONE & DATA SYSTEMS INC. (TDS - $100.25 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $63.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless (VSTR - $116.2967 - NYSE), TDS now owns 35.6 million shares of VSTR valued at over $5.0 billion.

USA NETWORKS INC. (USAI - $21.625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VOICESTREAM WIRELESS CORP. (VSTR - $116.2967 - NASDAQ) is one of the three U.S. independent wireless service providers with licenses covering over 200 million POPS (Points of Presence). VSTR was spun-off of Western Wireless about fourteen months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a standard which dominates in Europe. VSTR's high growth rates and experienced management team, as well as its national licenses, make the company an attractive acquisition target for major global telecommunications companies, many of which lack a U.S. presence.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      For the first time since the global hedge fund debacle of late summer 1998, the Fund took a step backwards. We do not believe this signals an end to what has been a terrific market for multimedia stocks. Fundamentals in multimedia industries remain stable, strong secular growth trends remain intact, and we believe merger and acquisition activity will accelerate as media companies seek to improve their competitive positions through marrying content with distribution and extending their global franchises. Call this quarter a well-deserved breather after a long and impressive run. We expect multimedia stocks and the Fund to regain momentum in the year ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,

                  /S/ SIGNATURE OMITTED             /S/ SIGNATURE OMITTED
                  MARC J. GABELLI                   IVAN ARTEAGA, CFA
                  Portfolio Manager                 Associate Portfolio Manager

July 14, 2000

-------------------------------------------------------------------------
                             TOP TEN HOLDINGS
                               JUNE 30, 2000
                               -------------

    VoiceStream Wireless Corp.            Bell Atlantic Corp.
    Furukawa Electric Co. Ltd.            Seagram Co.
    Liberty Media Group                   USANetworks Inc.
    Audiofina                             Citizens Communications Co.
    Telephone & Data Systems Inc.         Nippon Broadcasting System Inc.
--------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                  COST        VALUE
    -------                                                 ----        ------

              COMMON STOCKS -- 94.0%
              AUTOMOTIVE -- 2.1%
    211,000   Toyota Motor Corp. ...................   $ 9,497,571   $ 9,605,825
                                                       -----------   -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.2%
     58,000   Delphi Automotive
               Systems Corp. .......................       862,400       844,625
                                                       -----------   -----------
              BROADCASTING -- 9.2%
     52,200   Ackerley Group Inc. ..................       520,263       613,350
    119,500   Audiofina ............................     6,619,959    15,402,499
     19,570   Chris-Craft Industries Inc.+ .........     1,235,950     1,292,843
    171,000   Granada Group plc ....................     1,581,769     1,707,684
     42,700   Grupo Televisa SA, GDR+ ..............     2,882,251     2,943,631
    172,000   Nippon Broadcasting
               System Inc. .........................     7,325,470    10,586,361
    145,700   NRJ Groupe+ ..........................     2,187,797     7,094,458
          1   NRJ SA ...............................           256           516
    570,000   Seven Network Ltd. ...................     1,570,988     2,415,877
     28,500   Young Broadcasting Inc., Cl. A+ ......     1,027,457       732,094
                                                       -----------   -----------
                                                        24,952,160    42,789,313
                                                       -----------   -----------

              BUSINESS SERVICES -- 2.9%
    407,000   Cendant Corp.+ .......................     6,192,605     5,698,000
     88,000   Vivendi ..............................     8,887,134     7,767,461
                                                       -----------   -----------
                                                        15,079,739    13,465,461
                                                       -----------   -----------

              BUSINESS SERVICES: ADVERTISING -- 0.6%
     70,000   True North
               Communications Inc. .................     3,125,913     3,080,000
                                                       -----------   -----------
              CABLE -- 3.0%
     63,000   Cablevision Systems
               Corp., Cl. A+ .......................       690,971     4,276,125
     50,000   Charter Communications
               Inc., Cl. A+ ........................       800,000       821,875
     39,462   NTL Inc.+ ............................     1,659,481     2,362,787
    145,000   UnitedGlobalCom Inc., Cl. A+ .........     5,481,721     6,778,750
                                                       -----------   -----------
                                                         8,632,173    14,239,537
                                                       -----------   -----------

              COMMUNICATIONS EQUIPMENT -- 6.5%
    476,000   Ericsson (LM) Telephone
               Co., Cl. B ..........................    11,051,050     9,418,528
    800,000   Furukawa Electric Co. Ltd. ...........     9,693,965    16,702,012
     66,500   Gemstar International
               Group Ltd.+ .........................     2,654,099     4,086,633
                                                       -----------   -----------
                                                        23,399,114    30,207,173
                                                       -----------   -----------

              COMPUTER SOFTWARE AND SERVICES -- 2.6%
          1   Net One Systems Co. Ltd. .............        15,347        11,499
    200,000   PSINet Inc.+ .........................     4,333,760     5,025,000
     36,900   Softbank Corp. .......................       991,106     5,008,342

                                                                        MARKET
     SHARES                                                 COST        VALUE
    -------                                                 ----        ------
    162,555   World Online
               International NV+ ...................   $ 1,814,144   $ 1,955,512
                                                       -----------   -----------
                                                         7,154,357    12,000,353
                                                       -----------   -----------

              CONSUMER PRODUCTS -- 0.9%
      1,500   Compagnie Financiere
               Richemont AG, Cl. A .................     2,734,617     4,041,132
                                                       -----------   -----------

              CONSUMER SERVICES -- 1.0%
    300,000   Ticketmaster Online-City
               Search Inc.+ ........................     5,345,412     4,781,250
                                                       -----------   -----------

              ELECTRONICS -- 3.7%
     58,300   Kyocera Corp. ........................     8,314,535     9,885,640
    100,000   Philips Electronics NV ...............     4,199,542     4,716,463
     29,000   Sony Corp. ...........................     1,769,227     2,706,065
                                                       -----------   -----------
                                                        14,283,304    17,308,168
                                                       -----------   -----------

              ENTERTAINMENT -- 14.2%
     53,700   Canal Plus ...........................     5,493,381     9,023,530
     95,000   EMI Group plc ........................       608,177       862,467
     66,500   GC Companies Inc.+ ...................     2,427,295     1,487,937
    640,000   Liberty Media Group, Cl. A+ ..........     6,265,609    15,520,000
    190,000   Publishing & Broadcasting Ltd. .......     1,157,643     1,460,139
    193,400   Seagram Co. ..........................    10,005,949    11,217,200
     45,000   Time Warner Inc. (b) .................     2,110,365     3,420,000
    120,000   TV Guide Inc., Cl. A+ ................     2,672,439     4,110,000
    504,000   USA Networks Inc.+ ...................     9,360,090    10,899,000
     80,000   Viacom Inc., Cl. A+ ..................     1,416,389     5,470,000
     40,000   Viacom Inc., Cl. B+ ..................       544,082     2,727,500
                                                       -----------   -----------
                                                        42,061,419    66,197,773
                                                       -----------   -----------
              FINANCIAL SERVICES -- 0.2%
     10,310   Invik & Co. AB, Cl. B ................     1,149,589     1,068,527
                                                       -----------   -----------

              PUBLISHING -- 6.4%
    266,400   Arnoldo Mondadori
               Editore SpA .........................     6,448,005     6,015,266
     33,000   Central Newspapers Inc., Cl. A .......     1,938,750     2,087,250
    380,000   Independent News &
               Media plc, Dublin ...................       906,230     1,396,799
    380,000   Independent News &
               Media plc, Dublin,
               New Shares ..........................       906,230     1,396,799
     23,700   Independent News &
               Media plc, London ...................        57,383        83,734
     23,700   Independent News &
               Media plc, London,
               New Shares ..........................        57,383        83,734
     80,700   New York Times Co., Cl. A (b) ........     3,184,183     3,187,650
     76,000   News Corp. Ltd., ADR .................     3,431,848     4,142,000
    213,700   PRIMEDIA Inc.+ .......................     2,826,316     4,861,675
     19,000   Scripps (E.W.) Co., Cl. A ............       877,464       935,750


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                  COST        VALUE
    -------                                                 ----        ------
               COMMON STOCKS (CONTINUED)
               PUBLISHING (CONTINUED)
      48,400   Tribune Co. .......................   $  2,074,179   $  1,694,000
     289,700   United News & Media plc ...........      3,071,132      4,164,277
                                                     ------------   ------------
                                                       25,779,103     30,048,934
                                                     ------------   ------------

               RETAIL -- 0.4%
     180,000   Blockbuster Inc., Cl. A ...........      1,994,185      1,743,750
                                                     ------------   ------------

               SATELLITE -- 0.4%
     256,500   Loral Space &
                Communications Ltd.+ .............      4,554,135      1,779,469
                                                     ------------   ------------

               TELECOMMUNICATIONS -- 27.2%
      45,600   AT&T Canada Inc.+ .................        880,114      1,525,135
      61,700   AT&T Canada Inc., Cl. B+ ..........      1,694,094      2,047,669
     262,500   AT&T Corp. ........................      8,923,188      8,301,562
     250,700   Bell Atlantic Corp. ...............     15,091,825     12,738,694
      66,500   BellSouth Corp. ...................      2,996,529      2,834,562
     125,000   British Telecommunications plc ....      2,183,900      1,615,234
     209,000   Cable & Wireless plc, ADR .........      7,633,584     10,463,063
     617,500   Citizens Communications Co. .......      7,042,806     10,651,875
         645   DDI Corp. .........................      5,649,773      6,201,046
      19,000   HPY Holding - HTF Holding
                Oyj Abp, Cl. A ...................        727,674        870,732
      23,000   ICG Communications Inc.+ ..........        586,788        507,438
         157   Japan Telecom Co. Ltd. ............      1,517,126      6,807,107
      65,200   KDD Corp. .........................      7,098,400      6,575,616
     161,400   KPN NV ............................      4,149,253      7,219,425
         278   Nippon Telegraph &
                Telephone Corp. ..................      3,532,171      3,694,613
   1,741,500   Olivetti SpA+ .....................      6,035,841      6,301,620
     603,200   Portugal Telecom SA ...............      6,152,526      6,772,643
     115,000   Rogers Communications
                Inc., Cl. B+ .....................        764,686      3,259,628
      90,600   Rogers Communications
                Inc., Cl. B, ADR+ ................      1,424,931      2,582,100
      47,500   Tele Danmark A/S ..................      3,305,785      3,197,057
     318,200   Telecom Italia SpA ................      3,538,657      4,365,625
      23,700   Telecom Italia SpA, ADR ...........      2,371,404      3,260,231
      80,700   Telecom Italia SpA, Cl. RNC .......        520,640        535,486
     189,818   Telefonica SA .....................      2,878,271      4,077,636
     273,500   Teleglobe Inc. ....................      7,776,933      5,760,594
      50,000   United Pan-Europe
                Communications NV, Cl. A+ ........      1,089,966      1,307,530
     124,000   Viatel Inc.+ ......................      2,504,152      3,541,750
                                                     ------------   ------------
                                                      108,071,017    127,015,671
                                                     ------------   ------------

                                                                        MARKET
    SHARES                                                  COST        VALUE
    -------                                                 ----        ------
               WIRELESS COMMUNICATIONS -- 12.5%
       1,000   AT&T Wireless Group+ ..............   $     29,500   $     27,875
     167,200   Centennial Cellular
                Corp., Cl. A+ ....................      2,409,597      2,299,000
      92,100   Rogers Cantel Mobile
                Communications Inc., Cl. B+ ......      1,228,133      3,096,863
     147,700   Telephone & Data
                Systems Inc. .....................     12,943,359     14,806,925
     132,100   United States Cellular Corp.+ .....      8,651,035      8,322,300
   1,919,584   Vodafone AirTouch plc .............      7,216,555      7,755,073
      47,500   Vodafone AirTouch plc, ADR ........        629,855      1,968,281
     152,500   VoiceStream Wireless Corp.+ .......     13,280,231     17,735,273
      45,000   Western Wireless
                Corp., Cl. A+ ....................        685,082      2,452,500
                                                     ------------   ------------
                                                       47,073,347     58,464,090
                                                     ------------   ------------
               TOTAL COMMON STOCKS ...............    345,749,555    438,681,051
                                                     ------------   ------------

               PREFERRED STOCKS -- 0.8%
               BUSINESS SERVICES -- 0.0%
      34,000   MindArrow Systems Inc.,
                Pfd., Ser. C +(a) ................        850,000        161,766
                                                     ------------   ------------

               ENTERTAINMENT -- 0.1%
     350,000   Village Roadshow Ltd., Pfd. .......        663,999        389,331
                                                     ------------   ------------

               PUBLISHING -- 0.7%
      66,500   News Corp. Ltd., Pfd., ADR ........      1,560,681      3,158,750
                                                     ------------   ------------
               TOTAL PREFERRED STOCKS ............      3,074,680      3,709,847
                                                     ------------   ------------
   PRINCIPAL
    AMOUNT
   ---------
               CORPORATE BONDS -- 0.0%
               ENTERTAINMENT -- 0.0%
     $50,000   USA Networks Inc.,
                Sub. Deb. Cv.,
                7.00%, 07/01/03 ..................         45,136         48,688
                                                     ------------   ------------

               WARRANTS -- 0.0%
               BUSINESS SERVICES -- 0.0%
       3,400   MindArrow Systems
                Inc., Warrants+(a) ...............              0              0
                                                     ------------   ------------

               TOTAL
                INVESTMENTS -- 94.8% .............   $348,869,371    442,439,586
                                                     ===========
               OTHER ASSETS AND
               LIABILITIES (NET) ................................     24,237,611
                                                                    ------------

               NET ASSETS -- 100.0%
                (14,833,035 shares outstanding) .................   $466,677,197
                                                                    ============


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    MARKET
                                         SHARES      PROCEEDS       VALUE
                                        ---------  ------------     ------
    SECURITIES SOLD SHORT
    COMMON STOCK
    NTT Mobile Communications .......       40     $(1,285,540)   $(1,082,049)
                                                   ------------   -----------
    TOTAL SECURITIES
      SOLD SHORT                                   $(1,285,540)   $(1,082,049)
                                                   ===========    ===========
------------------------
              For Federal tax purposes:
              Aggregate cost .................................    $348,869,371
                                                                  ============
              Gross unrealized appreciation ..................    $110,438,965
              Gross unrealized depreciation ..................     (16,868,750)
                                                                  ------------
              Net unrealized appreciation ....................    $ 93,570,215
                                                                  ============

------------------------
(a) Restricted security and fair valued under procedures established by Board of Directors.
(b)   Security pledged as collateral for short sale.
+     Non-income producing security.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

                                       % OF
                                      MARKET        MARKET
    GEOGRAPHIC DIVERSIFICATION         VALUE         VALUE
    --------------------------        ------     ------------
    North America ................     47.9%     $211,873,923
    Europe .......................     28.9%      127,725,012
    Japan ........................     17.6%       77,784,127
    Asia/Pacific Rim .............      5.0%       22,112,893
    Latin America ................      0.6%        2,943,631
                                      ------     ------------
                                      100.0%     $442,439,586
                                      ======     ============


                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $348,869,371) .......................................................   $ 442,439,586
  Foreign currency, at value
    (Cost $36,037,404) ............................................................................      36,393,259
  Receivable for investments sold .................................................................      11,679,839
  Receivable for Fund shares sold .................................................................         476,592
  Dividends and interest receivable ...............................................................         428,880
  Other assets ....................................................................................             643
                                                                                                      -------------
  TOTAL ASSETS ....................................................................................     491,418,799
                                                                                                      -------------
LIABILITIES:
  Payable for investments purchased ...............................................................       7,617,112
  Payable for Fund shares redeemed ................................................................       1,288,423
  Payable for investment advisory fees ............................................................         400,966
  Payable for distribution fees ...................................................................         100,285
  Payable to custodian ............................................................................      15,726,000
  Other accrued expenses ..........................................................................         208,816
                                                                                                      -------------
  TOTAL LIABILITIES ...............................................................................      25,341,602
                                                                                                      -------------
  NET ASSETS applicable to 14,833,035 shares outstanding ..........................................   $ 466,077,197
                                                                                                      =============
NET ASSETS CONSIST OF:
  Capital stock, at par value .....................................................................   $      14,833
  Additional paid-in capital ......................................................................     342,732,887
  Accumulated net investment loss .................................................................      (2,067,713)
  Accumulated net realized gain on investments, futures contracts and foreign currency transactions      32,024,271
  Net unrealized appreciation on investments and foreign currency transactions ....................      93,972,919
                                                                                                      -------------
  TOTAL NET ASSETS ................................................................................   $ 466,677,197
                                                                                                      =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Net Asset Value, offering and redemption price per share
    (14,825,834 shares outstanding) ...............................................................          $31.46
                                                                                                             ======
  CLASS A:
  Net Asset Value and redemption price per share
    (4,819 shares outstanding) ....................................................................          $31.46
                                                                                                             ======
  Maximum sales charge ............................................................................           5.75%
                                                                                                             ======
  Maximum offering price per share
    (NAV / 0.9425, based on maximum sales charge of 5.75% of the offering price at June 30, 2000) .          $33.38
                                                                                                             ======
  CLASS B:
  Net Asset Value and offering price per share
    (1,573 shares outstanding) ....................................................................          $31.44(a)
                                                                                                             ======
  CLASS C:
  Net Asset Value and offering price per share
    (809 shares outstanding) ......................................................................          $31.44(a)
                                                                                                             ======

(a) Redemption price varies based on length of time held.

                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $158,611) ......................... .....................        $   1,399,135
  Interest ...................................................................................              315,877
                                                                                                      -------------
  TOTAL INVESTMENT INCOME ....................................................................            1,715,012
                                                                                                      -------------
EXPENSES:
  Investment advisory fees ...................................................................            2,559,427
  Distribution fees ..........................................................................              639,948
  Shareholder services fees ..................................................................              187,171
  Custodian fees .............................................................................               95,892
  Shareholder communications expenses ........................................................               38,743
  Registration fees ..........................................................................               19,991
  Legal and audit fees .......................................................................               11,720
  Directors' fees ............................................................................                2,385
  Interest expense ...........................................................................              224,851
  Miscellaneous expenses .....................................................................                2,597
                                                                                                      -------------
  TOTAL EXPENSES .............................................................................            3,782,725
                                                                                                      -------------
  NET INVESTMENT LOSS ........................................................................           (2,067,713)
                                                                                                      -------------
NET REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS,  FUTURES  CONTRACTS AND
  FOREIGN  CURRENCY  TRANSACTIONS:
    Net realized  gain on  investments,  futures
     contracts  and  foreign  currency   transactions                                                    32,387,445
    Net  change  in unrealized  appreciation  on  investments  and foreign  currency  transactions .... (86,119,410)
                                                                                                       ------------
  NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS  (53,731,965)
                                                                                                       -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................        $(55,799,678)
                                                                                                       ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2000           YEAR ENDED
                                                                                    (UNAUDITED)         DECEMBER 31, 1999
                                                                                 ----------------      -------------------
OPERATIONS:
  Net  investment  loss ........................................................   $  (2,067,713)        $  (1,590,479)
  Net realized gain on investments,  futures contracts and foreign currency
   transactions ................................................................      32,387,445            18,790,050
  Net change in unrealized  appreciation  on investments  and foreign
   currency transactions                                                             (86,119,410)          158,444,360
                                                                                   -------------         -------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............     (55,799,678)          175,643,931
                                                                                   -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net investment income ...........................................              --               (35,944)
  Net realized gain on investments .............................................              --           (17,497,659)
                                                                                   -------------         -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................              --           (17,533,603)
                                                                                   -------------         -------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ....................................................................      74,457,811           215,659,383
  Class A ......................................................................         170,750                    --
  Class B ......................................................................          50,124                    --
  Class C ......................................................................          29,135                    --
                                                                                   -------------         -------------
  Net increase in net assets from capital share transactions ...................      74,707,820           215,659,383
                                                                                   -------------         -------------
  NET INCREASE IN NET ASSETS ...................................................      18,908,142           373,769,711
NET ASSETS:
  Beginning of period ..........................................................     447,769,055            73,999,344
                                                                                   -------------         -------------
  End of period ................................................................   $ 466,677,197         $ 447,769,055
                                                                                   =============         =============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato [REGISTRATION MARK] Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2000, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $639,744 and $82 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C incurred distribution costs of $69 and $53, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $278,118,394 and $209,205,577, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2000, the Fund paid brokerage commissions of $26,475 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2000, Gabelli & Company, Inc. informed the Fund that it received $1,253 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances.There were $15,700,000 of borrowings outstanding at June 30, 2000.

The average daily amount of borrowings outstanding within the six months ended June 30, 2000 was $6,645,729, with a related weighted average interest rate of 6.72%. The maximum amount borrowed at any time during the six months ended June 30, 2000 was $23,109,000.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                 SIX MONTHS ENDED                          YEAR ENDED
                                                       JUNE 30, 2000                   DECEMBER 31, 1999
                                                 ---------------------------       --------------------------
                                                   SHARES          AMOUNT            SHARES         AMOUNT
                                                 --------       -------------       --------      -----------
                                                          CLASS AAA                         CLASS AAA
                                                 ----------------------------       --------------------------
Shares sold ................................      18,464,329   $ 623,003,328       16,435,138    $ 414,468,705
Shares issued upon reinvestment of dividends              --             --           499,066       16,715,218
Shares redeemed ............................     (16,369,912)   (548,545,517)      (8,558,353)    (215,524,540)
                                                 -----------   -------------       ----------    -------------
    Net increase ...........................       2,094,417   $  74,457,811        8,375,851    $ 215,659,383
                                                 ===========   =============       ==========    =============

                                                          CLASS A (A)
                                                 ---------------------------
Shares sold ................................           4,819   $     170,750
                                                 ===========   =============

                                                         CLASS B (A)
                                                 ---------------------------
Shares sold ................................           1,573   $      50,124
                                                 ===========   =============

                                                         CLASS C (A)

                                                 ---------------------------
Shares sold ................................             809   $      29,135
                                                 ===========   =============

(a) From commencement of offering on March 1, 2000.

9. NEW SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares). The New Share Classes were offered to the public as of March 1, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                        INCOME FROM INVESTMENT OPERATIONS                                  DISTRIBUTIONS
             ---------------------------------------------------  ------------------------------------------------------------------
                                          Net                                                             In Excess
              Net Asset     Net       Realized and      Total                  In Excess       Net         of Net
  Period        Value,   Investment    Unrealized       from         Net        of Net       Realized     Realized
  Ended      Beginning    Income     Gain (Loss) on   Investment  Investment   Investment    Gain on      Gain on          Total
December 31  of Period    (Loss)      Investments     Operations    Income      Income     Investments   Investments   Distributions
------------ ---------- ----------   --------------   ----------  ----------  -----------  ------------  -----------   -------------
CLASS AAA
   2000(a)     $35.17     $(0.14)        $(3.57)        $(3.71)         --          --           --             --           --
   1999         16.99      (0.13)         19.77          19.64          --      $(0.00)(c)    (1.46)            --        (1.46)
   1998         14.28       0.11           3.98           4.09      $(0.11)         --        (1.23)        $(0.04)       (1.38)
   1997         11.75      (0.07)          4.97           4.90          --          --        (2.37)            --        (2.37)
   1996         11.72      (0.09)          1.56           1.47          --       (1.44)          --             --        (1.44)
   1995         10.25      (0.01)          1.84           1.83          --       (0.36)          --             --        (0.36)
CLASS A
   2000(a)(b)   38.80      (0.13)         (7.21)         (7.34)         --          --           --             --           --
CLASS B
   2000(a)(b)   38.80      (0.22)         (7.14)         (7.36)         --          --           --             --           --
CLASS C
   2000(a)(b)   38.80      (0.22)         (7.14)         (7.36)         --          --           --             --           --



                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ---------------------------------------------------
                                                     Net
                Net Asset           Net Assets    Investment    Operating
  Period         Value,               End of     Income (Loss)  Expenses to   Portfolio
  Ended          End of     Total     Period      to Average    Average Net   Turnover
December 31      Period    Return+  (in 000's)    Net Assets    Assets (d)(e)   Rate
------------   ----------  -------  ----------   ------------   ------------- ---------
CLASS AAA
   2000(a)       $31.46     (10.6)%  $466,451      (0.81)%(f)    1.48%(f)        44%
   1999           35.17     116.1     447,769      (0.85)        1.58            63
   1998           16.99      28.9      73,999      (0.66)        1.66           105
   1997           14.28      41.7      40,558      (0.61)        1.78            68
   1996           11.75      12.5      37,779      (0.70)        2.06            47
   1995           11.72      17.9      31,439      (0.07)        2.47            33
CLASS A
   2000(a)(b)     31.46     (18.9)        152      (0.81)(f)     1.48(f)         44
CLASS B
   2000(a)(b)     31.44     (19.0)         49      (1.56)(f)     2.23(f)         44
CLASS C
   2000(a)(b)     31.44     (19.0)         25      (1.56)(f)     2.23(f)         44

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period  ended June 30, 2000;  unaudited.
(b) From commencement of offering on March 1, 2000.
(c) Amount represents less than $0.005 per share.
(d) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%, 1.63% and 1.64%, respectively.
(e) The Fund incurred interest expense during the six months ended June 30, 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.39%, 1.39%, 2.14% and 2.14% for Class AAA, Class A, Class B and Class C, respectively.
(f) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES (SERVICE MARK) FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD) TEAM MANAGED:
  MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                      PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
        READ THE PROSPECTUS  CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                            VISIT OUR WEBSITE AT:
                              WWW.GABELLI.COM
                                 OR, CALL:
                               1-800-GABELLI
        1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                          [BULLET] INFO@GABELLI.COM
                   ONE CORPORATE CENTER, RYE, NEW YORK 10580

           Gabelli Global Series Funds, Inc.
            THE GABELLI GLOBAL GROWTH FUND
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                  FAX: 1-914-921-5118
                HTTP://WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
   (Net Asset Value may be obtained daily by calling
            1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

        OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA           Marc J. Gabelli
PRESIDENT AND CHIEF             PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q200SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                       THE
                                       GABELLI
                                       GLOBAL
                                       GROWTH FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000